Exhibit 10.34

AMENDMENT NO. 9 TO LEASE

THIS AGREEMENT made this 5th day of February, 2010, by and between EWE WAREHOUSE INVESTMENTS V, LTD., as Lessor and MERRIMACK SERVICES CORPORATION dba PC CONNECTION SERVICES, as Lessee located at 2780-2880 Old State Route 73, Wilmington, Ohio 45177.

W I T N E S S E T H:

WHEREAS, Lessor and Lessee entered into a Lease dated September 27, 1990, as amended June 28, 1996, July 31, 1998, June 26, 2000, July 31, 2002, February 28, 2005, October 26, 2006, January 28, 2009 and October 13, 2009, and

WHEREAS, the Lessor and Lessee desire to amend the Lease of approximately 102,400 square feet to add Option to Renew.

NOW THEREFORE, the Lease is amended as follows.

1. The following OPTION TO RENEW. shall be added.

Lessee is hereby granted three (3) Options to Renew this Lease for an additional term of one (1) years each on the same terms and conditions contained herein except for the rental and the length of the term, upon the conditions that:

a. written notice of the exercise of such option shall be given by Lessee to Lessor not less than one hundred twenty (120) days prior to the end of the term of this Lease (October 31, 2010, October 31, 2011 and October 31, 2012 respectively); and

b. at the time of the giving of such notice and at the expiration of the term of this Lease, there are no defaults in the covenants, agreements, terms and conditions on the part of Lessee to be kept and performed, and all rents are and have been fully paid. Provided also, that the rent to be paid during each of the said renewal periods shall be as follows:

First Renewal Period (March 1, 2011 thru February 29, 2012)

For the period commencing March 1, 2011 and ending February 29, 2012, the Lessee shall pay to the Lessor as Annual Rent for the Leased Premises the sum of FOUR HUNDRED FORTY-EIGHT THOUSAND FIVE HUNDRED TWELVE AND 00/100 DOLLARS ($448,512.00) which shall be paid in equal monthly installments of THIRTY-SEVEN THOUSAND THREE HUNDRED SEVENTY-SIX AND 00/100 DOLLARS ($37,376.00), due and payable on the first day of each month, in advance, without demand.

Second Renewal Period (March 1, 2012 thru February 28, 2013)

For the period commencing March 1, 2012 and ending February 28, 2013, the Lessee shall pay to the Lessor as Annual Rent for the Leased Premises the sum of FOUR HUNDRED SIXTY-ONE THOUSAND EIGHT HUNDRED TWENTY-THREE AND 96/100 DOLLARS ($461,823.96) which shall be paid in equal monthly installments of THIRTY-EIGHT THOUSAND FOUR HUNDRED EIGHTY-FIVE AND 33/100 DOLLARS ($38,485.33), due and payable on the first day of each month, in advance, without demand.

Third Renewal Period (March 1, 2013 thru February 28, 2014)

For the period commencing March 1, 2013 and ending February 28, 2014, the Lessee shall pay to the Lessor as Annual Rent for the Leased Premises the sum of FOUR HUNDRED SEVENTY-SIX THOUSAND ONE HUNDRED SIXTY AND 00/100 DOLLARS ($476,160.00) which shall be paid in equal monthly installments of THIRTY-NINE THOUSAND SIX HUNDRED EIGHTY AND 00/100 DOLLARS ($39,680.00), due and payable on the first day of each month, in advance, without demand.

2. Except as expressly amended herein, all other terms and conditions of the Lease remain in full force and effect.

IN WITNESS WHEREOF, the Lessor and Lessee have affixed their signatures to duplicates of this Amendment, this 1st day of February 2010, as to Lessee and this 5th day of February 2010, as to Lessor.

[SIGNATURE ON NEXT PAGE…]

Signed and acknowledged	Lessor:	EWE WAREHOUSE INVESTMENTS V, LTD.
in the presence of:	By:	MV Realty, Inc.
	Its:	Managing Agent

/s/ CHARLES A MCCOSH	By:	/s/ BARBARA J. GILMORE
Charles A. McCosh		Barbara J. Gilmore
Print Name		Authorized Signer

/s/ KELLI L. WILSON
Kelli L. Wilson
Print Name

	LESSEE:	MERRIMACK SERVICES CORPORATION
dba PC CONNECTION SERVICES

/s/ MICHELLE GAUTHIER	By:	/s/ ROBERT A. PRATT
Michelle Gauthier		Robert Pratt
Print Name	Title:	Vice President of Facilities/Site Services

/s/ LINDA JACKSON
Linda Jackson
Print Name

[NOTARY ON NEXT PAGE…]

STATE OF OHIO, COUNTY OF MONTGOMERY, SS:

The foregoing instrument was acknowledged before me this 5th day of February, 2010, by Barbara J. Gilmore, Authorized Signer of MV Realty, Inc., Managing Agent of EWE WAREHOUSE INVESTMENTS V, LTD., on behalf of said company.

/s/ SHARON L. RISLUND
Notary Public

STATE OF N.H., COUNTY OF Hillsborough, SS:

The foregoing instrument was acknowledged before me this 1st day of February, 2010, by Robert Pratt, the Vice President of Facilities and Site Services of MERRIMACK SERVICES CORPORATION dba PC CONNECTION SERVICES, a corporation on behalf of said corporation.

/s/ JESSICA SCALESE
NOTARY PUBLIC

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